Exhibit 10.9

FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This First Amendment to Amended and Restated Employment Agreement (this “First Amendment”) is entered into effective as of January 1, 2014, by and between B/E Aerospace, Inc., a Delaware corporation (the “Company”), and Werner Lieberherr (the “Executive”).

RECITALS

WHEREAS, the Executive and the Company entered into an Amended and Restated Employment Agreement dated July 29, 2013 (the “Amended and Restated Agreement”);

WHEREAS, the Executive and the Company desire to amend the Amended and Restated Agreement; and

WHEREAS, except as amended by this First Amendment, the Amended and Restated Agreement shall remain unchanged and in full force and effect.

NOW, THEREFORE, it is mutually understood and agreed by and between the Executive and the Company that the Amended and Restated Agreement shall be amended as follows:

FIRST AMENDMENT

Section 3 of the Amended and Restated Agreement, the reference to “Chief Operating Officer” is replaced by “Co-Chief Executive Officer” and the reference to “Chief Executive Officer of the Company, his designee, or the” is hereby deleted.

Sub-Section 4(a) of the Amended and Restated Agreement, the Salary is changed to $940,000.00 per annum.

Sub-Section 4(g) of the Amended and Restated Agreement, the following sentence is inserted after the first sentence:

“The Company will make a tax deferred monthly contribution to the SERP on behalf of the Executive equal to seven-and-one-half percent (7.5%) of the monthly amount of the Salary (1/12 of the Salary) in effect as of the date of contribution.”

Sub-Section 5(c) of the Amended and Restated Agreement, the references to “Chief Executive Officer” are replaced with “Board.”

Sub-Section 5(d)(ii) of the Amended and Restated Agreement, the references to “Chief Executive Officer or,” and the “by the Chief Executive Officer” are hereby deleted.

Section 8 of the Amended and Restated Agreement, the reference to “Chief Executive Officer” is replaced with “Board of Directors.”

IN WITNESS WHEREOF, the parties hereto execute this First Amendment to Amended and Restated Employment Agreement as of the date first written above.

EXECUTIVE:	COMPANY:

/s/ Werner Lieberherr	B/E AEROSPACE, INC.
Werner Lieberherr	By:	/s/ Thomas P. McCaffrey
Date: 1/4/14	Name:	Thomas P. McCaffrey
	Title:	1/4/14